UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 22, 2013

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

155 Gibbs Street, Suite 412

Rockville, Maryland 20850

(Address of principal executive offices)

(734) 332-7800

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 22, 2013, Synthetic Biologics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders voted on the following five (5) proposals and cast their votes as described below. These matters are described in detail in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on September 24, 2013.

Proposal 1 — Election of Directors

The following five (5) individuals were elected as directors, to serve until the 2014 Annual Meeting of Stockholders or their successors are elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

(a) Steve Kanzer	21,062,817	471,862	14,970,038
(b) Jeffrey Kraws	20,798,144	736,535	14,970,038
(c) Jeffrey Riley	20,544,498	990,181	14,970,038
(d) Scott Tarriff	21,429,561	105,118	14,970,038
(e) Jeffrey Wolf	20,845,390	689,289	14,970,038

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,346,164	133,181	25,372	0

Proposal 3 — Amendment to the Company’s 2010 Incentive Stock Plan

The stockholders approved and adopted an amendment to the Company’s 2010 Incentive Stock Plan (the “Plan”) to increase the number of shares of Company common stock reserved for issuance under the Plan from 3,000,000 to 6,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

20,485,641	1,026,271	22,767	14,970,038

Proposal 4 — A non-binding advisory vote to approve the executive compensation of the Named Executive Officers.

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved the executive compensation of its Named Executive Officers based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,266,091	207,832	60,756	14,970,038

Proposal 5 — A non-binding advisory vote to determine the frequency of conducting future advisory votes on executive compensation.

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved a three (3) year frequency of conducting future advisory votes on executive compensation based on the votes listed below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

1,616,675	308,013	19,191,596	418,395	14,970,038

After considering the preferences expressed at the Annual Meeting, the Company’s Board of Directors may determine to hold future non-binding, advisory votes on executive compensation every three (3) years, so that the next such vote will be held at its 2016 Annual Meeting of Stockholders. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of stockholder votes on the compensation of executives no later than its 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2013

SYNTHETIC BIOLOGICS, INC.

By: /s/ C. Evan Ballantyne

C. Evan Ballantyne

Chief Financial Officer